MFS(R) Variable Insurance Trust

MFS(R)BOND SERIES                          MFS(R)MONEY MARKET SERIES
MFS(R)CAPITAL OPPORTUNITIES SERIES         MFS(R)NEW DISCOVERY SERIES
MFS(R)EMERGING GROWTH SERIES               MFS(R)RESEARCH SERIES
MFS(R)GLOBAL EQUITY SERIES                 MFS(R)STRATEGIC INCOME SERIES
MFS(R)HIGH INCOME SERIES                   MFS(R)TOTAL RETURN SERIES
MFS(R)INVESTORS GROWTH STOCK SERIES        MFS(R)UTILITIES SERIES
MFS(R)INVESTORS TRUST SERIES               MFS(R)VALUE SERIES
MFS(R) MID CAP GROWTH SERIES

          Supplement to the Current Statement of Additional Information

Effective immediately, the last sentence of the fourth paragraph and the fifth and sixth paragraphs under the caption "Determination of Net Asset Value; Performance Information - Other Series" in the Trust's Statement of Additional Information are replaced in their entirety by the following:

         The Series value their portfolio securities at current market prices where current market prices are readily available, or at fair value as determined under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the Series use the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in the Series' judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the Series' valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the Series determine net asset value, and therefore the Series may adjust closing market prices of foreign securities to reflect what they believe to be the fair value of the securities as of the Series' valuation time.

         All investments and assets are expressed in U.S. dollars based upon current currency exchange rates.

                The date of this Supplement is November 24, 2003.